Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P. Reports
First Quarter 2020 Results

HOUSTON, May 11, 2020 - Natural Resource Partners L.P. (NYSE:NRP) today reported first quarter 2020 results as follows:

	For the Three Months Ended		Last Twelve Months
	March 31,		March 31,
(In thousands) (Unaudited)	2020	2019	2020
Net income (loss) from continuing operations	$18,779	$35,765	$(42,400)
Asset impairments	—	—	148,214
Net income from continuing operations excluding asset impairments	$18,779	$35,765	$105,814
Adjusted EBITDA (1)	31,932	52,449	178,711
Cash flow provided by (used in) continuing operations:
Operating activities	30,155	22,832	144,642
Investing activities	272	697	7,796
Financing activities	(28,186)	(99,852)	(181,639)
Distributable cash flow (1)	30,361	23,139	152,155
Free cash flow (1)	30,427	23,273	146,194
Cash flow cushion (last twelve months) (1)			35,367

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

"NRP continues to employ remote work protocols and is conducting business as usual despite the COVID-19 pandemic. Our people are safe and leadership succession plans and delegations of authorities are in place if needed," said Craig Nunez, NRP's President and Chief Operating Officer. "While the COVID-19 pandemic did not have a material impact on our first quarter results, we are starting to see the effects of the declining demand for steel, electricity and soda ash on our business. We expect reduced demand will continue and that our results will be negatively impacted in the coming months. Although we are unable to predict the severity or duration of the impact on our business, we believe our $200 million liquidity buffer and continued free cash flow generation will provide us with the financial flexibility and margin of safety necessary to manage through the downturn.”

Segment Performance
Coal Royalty and Other
Revenues and other income in the first quarter of 2020 were lower by $21.4 million and distributable cash flow and free cash flow were $12.8 million and $12.5 million lower, respectively, as compared to the prior year period. This decrease is primarily a result of a weakened market for metallurgical coal as compared to the prior year period due to a decline in global steel demand. As a result, both sales volumes and prices for metallurgical coal sold were lower in the first quarter of 2020 compared to the prior year period. Approximately 65% of coal royalty revenues and approximately 60% of coal royalty sales volumes were derived from metallurgical coal during the three months ended March 31, 2020. In addition, weaker domestic and export thermal coal markets compared to the prior year period resulted in lower revenue from our thermal coal properties. Domestic and export thermal coal markets remained challenged by lower utility demand, continued low natural gas prices and the secular shift to renewable energy.

A number of mines on NRP's properties have been temporarily idled as coal lessees face not only reduced demand but workforce safety concerns and supply chain disruptions due to the COVID-19 pandemic. NRP believes that lessees who have idled mines will continue to sell coal from inventory, which should result in continued royalty payments to NRP over the near term. However, the pandemic has compounded already weak coal pricing and demand, and even those lessees who continue to operate are seeing significant negative impacts on their businesses.
Additionally, NRP's largest lessee, Foresight Energy, filed for bankruptcy in March 2020, and has continued to operate since the filing. Foresight entered into agreements with its pre-petition lenders to support its restructuring plan process. In addition, Foresight reached agreement with certain of its other key contract counterparties, including NRP, to enter into amendments to the counterparties’ agreements such that Foresight will be able to implement its restructuring plan.
Soda Ash
Ciner Wyoming started to see the impact of the COVID-19 pandemic on its operations towards the end of the first quarter in the form of slowing global demand and downward pricing pressure, and while Ciner Wyoming believes this did not have a material adverse effect on its first quarter results it will have a negative impact on subsequent quarters. Revenues and other income in the first quarter of 2020 were lower by $5.4 million compared to the prior year quarter primarily due to lower international demand that resulted in lower international soda ash pricing and volumes sold. Distributions received from Ciner Wyoming were $7.1 million in the first quarter of 2020 as compared to $9.8 million in the first quarter of 2019. The managing partner of Ciner Wyoming has reduced distributions to fund a multi-year capacity expansion project scheduled to begin later this year. Prior to COVID-19, plans were for NRP to receive approximately $25 million to $28 million of annual cash distributions from Ciner Wyoming until the project is completed. However, NRP is unable to predict the ultimate impact the COVID-19 pandemic may have on future distributions.

The extent and duration to which COVID-19 will impact demand is highly uncertain and cannot be predicted with confidence at this time. Ciner Wyoming has focused on safety during this pandemic and is actively managing the business to maintain cash flow and believes it has enough liquidity to meet its anticipated liquidity requirements.
Corporate and Financing
Corporate and financing costs were $4.3 million lower in the first quarter of 2020 compared to the prior year quarter primarily due to lower interest expense as a result of less debt outstanding. Distributable cash flow and free cash flow were $22.4 million higher compared to the prior year quarter primarily due to the timing of interest payments on the parent company bonds that were refinanced in the second quarter of 2019. Interest payments are due in June and December on the new 9.125% Notes, compared to March and September on the previous 10.5% Notes.
For the first quarter of 2020, the Board of Directors of NRP's general partner decided to suspend the common unit distribution and pay-in-kind one-half of the preferred unit distribution in order to bolster cash reserves.
Conference Call
A conference call will be held today at 9:00 a.m. ET. To join the conference call, dial (844) 583-4546 and provide the conference ID 2146846. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. To access the replay, please visit the Investor Relations section of NRP’s website.
Company Profile
Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns, manages and leases a diversified portfolio of mineral properties in the United States including interests in coal, industrial minerals and other natural resources. In addition, NRP owns an equity investment in Ciner Wyoming LLC, a trona ore mining and soda ash production business.
For additional information, please contact Tiffany Sammis at 713-751-7515 or tsammis@nrplp.com. Further information about NRP is available on the Partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These risks include, among other things, statements regarding: the effects of the global COVID-19 pandemic; future distributions on the Partnership’s common and preferred units; the Partnership's business strategy; its liquidity and access to capital and financing sources; its financial strategy; prices of and demand for coal, trona and soda ash, and other natural resources; estimated revenues, expenses and results of operations; projected future performance by the Partnership's lessees, including Foresight Energy; Ciner Wyoming LLC’s trona mining and soda ash refinery operations; distributions from the soda ash joint venture; the impact of governmental policies, laws and regulations, as well as regulatory and legal proceedings involving the Partnership, and of scheduled or potential regulatory or legal changes; global and U.S. economic conditions; and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures
"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment, net income attributable to non-controlling interest and gain on reserve swap; plus total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income or loss, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.
“Distributable cash flow” or "DCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from asset sales and disposals, including sales of discontinued operations, and return of long-term contract receivable; less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. In addition, distributable cash flow is not calculated or presented on the same basis as distributable cash flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. Distributable cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.
“Free cash flow” or "FCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivable; less maintenance and expansion capital expenditures, cash flow used in acquisition costs classified as financing activities and distributions to non-controlling interest. FCF is calculated before mandatory debt repayments. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow may not be calculated the same for us as for other companies. Free cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.

"Cash flow cushion" is a non-GAAP financial measure that we define as free cash flow less one-time beneficial items, mandatory Opco debt repayments, preferred unit distributions and common unit distributions. Cash flow cushion is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Cash flow cushion is a supplemental liquidity measure used by our management to assess the Partnership's ability to make or raise cash distributions to our common and preferred unitholders and our general partner and repay debt or redeem preferred units.
"Return on capital employed" or "ROCE" is a non-GAAP financial measure that we define as net income (loss) from continuing operations plus financing costs (interest expense plus loss on extinguishment of debt) divided by the sum of equity excluding equity of discontinued operations, and debt. Return on capital employed should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income or loss, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed. The measure provides an indication of operating performance before the impact of leverage in the capital structure.

-Financial Tables and Reconciliation of Non-GAAP Measures Follow-

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Comprehensive Income (Loss)

	For the Three Months Ended
	March 31,		December 31,
(In thousands, except per unit data)	2020	2019	2019
Revenues and other income
Coal royalty and other	$31,433	$49,502	$37,032
Transportation and processing services	2,509	5,601	4,539
Equity in earnings of Ciner Wyoming	6,272	11,682	10,256
Gain (loss) on asset sales and disposals	—	256	(111)
Total revenues and other income	$40,214	$67,041	$51,716
Operating expenses
Operating and maintenance expenses	$5,202	$8,360	$5,925
Depreciation, depletion and amortization	2,012	4,392	3,186
General and administrative expenses	3,913	4,350	3,931
Asset impairments	—	—	147,730
Total operating expenses	$11,127	$17,102	$160,772

Income (loss) from operations	$29,087	$49,939	$(109,056)

Interest expense, net	$(10,308)	$(14,174)	$(10,392)

Net income (loss) from continuing operations	$18,779	$35,765	$(119,448)
Income (loss) from discontinued operations	—	(46)	750
Net income (loss)	$18,779	$35,719	$(118,698)
Less: income attributable to preferred unitholders	(7,500)	(7,500)	(7,500)
Net income (loss) attributable to common unitholders and general partner	$11,279	$28,219	$(126,198)

Net income (loss) attributable to common unitholders	$11,053	$27,655	$(123,674)
Net income (loss) attributable to the general partner	226	564	(2,524)
Income (loss) from continuing operations per common unit
Basic	$0.90	$2.26	$(10.15)
Diluted	0.52	1.75	(10.15)
Net income (loss) per common unit
Basic	$0.90	$2.26	$(10.09)
Diluted	0.52	1.75	(10.09)

Net income (loss)	$18,779	$35,719	$(118,698)
Comprehensive income (loss) from unconsolidated investment and other	(1,023)	1,005	1,208
Comprehensive income (loss)	$17,756	$36,724	$(117,490)

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Cash Flows

	For the Three Months Ended
	March 31,		December 31,
(In thousands)	2020	2019	2019
Cash flows from operating activities
Net income (loss)	$18,779	$35,719	$(118,698)
Adjustments to reconcile net income (loss) to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	2,012	4,392	3,186
Distributions from unconsolidated investment	7,105	9,800	6,370
Equity earnings from unconsolidated investment	(6,272)	(11,682)	(10,256)
Loss (gain) on asset sales and disposals	—	(256)	111
Loss (income) from discontinued operations	—	46	(750)
Asset impairments	—	—	147,730
Bad debt expense	(190)	10	620
Unit-based compensation expense	729	901	519
Amortization of debt issuance costs and other	448	1,796	464
Change in operating assets and liabilities:
Accounts receivable	(5,073)	(4,937)	(3,924)
Accounts payable	93	(616)	(412)
Accrued liabilities	(2,861)	(6,164)	1,427
Accrued interest	7,060	(10,033)	(12,048)
Deferred revenue	8,265	4,534	3,188
Other items, net	60	(678)	1,867
Net cash provided by operating activities of continuing operations	$30,155	$22,832	$19,394
Net cash provided by (used in) operating activities of discontinued operations	1,706	121	(4)
Net cash provided by operating activities	$31,861	$22,953	$19,390

Cash flows from investing activities
Proceeds from asset sales and disposals	$—	$256	$(111)
Return of long-term contract receivable	272	441	392
Acquisition of mineral rights	—	—	(22)
Net cash provided by investing activities of continuing operations	$272	$697	$259
Net cash used in investing activities of discontinued operations	(66)	(390)	(73)
Net cash provided by investing activities	$206	$307	$186

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Cash flows from financing activities
Debt repayments	$(16,696)	$(86,468)	$(20,335)
Distributions to common unitholders and general partner	(5,630)	(5,625)	(5,630)
Distributions to preferred unitholders	(7,500)	(7,500)	(7,500)
Contributions from (to) discontinued operations	1,640	(269)	(77)
Debt issuance costs and other	—	10	(9)
Net cash used in financing activities of continuing operations	$(28,186)	$(99,852)	$(33,551)
Net cash provided by (used in) financing activities of discontinued operations	(1,640)	269	77
Net cash used in financing activities	$(29,826)	$(99,583)	$(33,474)

Net increase (decrease) in cash and cash equivalents	$2,241	$(76,323)	$(13,898)
Cash and cash equivalents at beginning of period	98,265	206,030	112,163
Cash and cash equivalents at end of period	$100,506	$129,707	$98,265

Supplemental cash flow information:
Cash paid during the period for interest	$3,039	$23,422	$22,327

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Balance Sheets

	March 31,	December 31,
(In thousands, except unit data)	2020	2019
ASSETS
Current assets
Cash and cash equivalents	$100,506	$98,265
Accounts receivable, net	34,113	30,869
Prepaid expenses and other, net	1,166	1,244
Current assets of discontinued operations	—	1,706
Total current assets	$135,785	$132,084
Land	24,008	24,008
Mineral rights, net	603,208	605,096
Intangible assets, net	17,607	17,687
Equity in unconsolidated investment	261,224	263,080
Long-term contract receivable, net	34,816	36,963
Other assets, net	6,774	6,989
Total assets	$1,083,422	$1,085,907
LIABILITIES AND CAPITAL
Current liabilities
Accounts payable	$1,272	$1,179
Accrued liabilities	6,004	8,764
Accrued interest	9,376	2,316
Current portion of deferred revenue	6,021	4,608
Current portion of long-term debt, net	45,767	45,776
Current liabilities of discontinued operations	—	65
Total current liabilities	$68,440	$62,708
Deferred revenue	54,065	47,213
Long-term debt, net	454,110	470,422
Other non-current liabilities	4,804	4,949
Total liabilities	$581,419	$585,292
Commitments and contingencies
Class A Convertible Preferred Units (250,000 units issued and outstanding at $1,000 par value per unit; liquidation preference of $1,500 per unit)	$164,587	$164,587
Partners’ capital:
Common unitholders’ interest (12,261,199 units issued and outstanding at March 31, 2020 and December 31, 2019)	$273,847	$271,471
General partner’s interest	3,305	3,270
Warrant holders' interest	66,816	66,816
Accumulated other comprehensive loss	(3,617)	(2,594)
Total partners’ capital	$340,351	$338,963
Non-controlling interest	(2,935)	(2,935)
Total capital	$337,416	$336,028
Total liabilities and capital	$1,083,422	$1,085,907

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Partners' Capital
	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2019	12,261	$271,471	$3,270	$66,816	$(2,594)	$338,963	$(2,935)	$336,028
Cumulative effect of adoption of accounting standard	—	(3,833)	(78)	—	—	(3,911)	—	(3,911)
Net income (1)	—	18,403	376	—	—	18,779	—	18,779
Distributions to common unitholders and general partner	—	(5,517)	(113)	—	—	(5,630)	—	(5,630)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Issuance of unit-based awards	—	—	—	—	—	—	—	—
Unit-based awards amortization and vesting	—	673	—	—	—	673	—	673
Comprehensive loss from unconsolidated investment and other	—	—	—	—	(1,023)	(1,023)	—	(1,023)
Balance at March 31, 2020	12,261	$273,847	$3,305	$66,816	$(3,617)	$340,351	$(2,935)	$337,416

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2018	12,249	$355,113	$5,014	$66,816	$(3,462)	$423,481	$(2,935)	$420,546
Net income (1)	—	35,005	714	—	—	35,719	—	35,719
Distributions to common unitholders and general partner	—	(5,513)	(112)	—	—	(5,625)	—	(5,625)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Issuance of unit-based awards	12	486	—	—	—	486	—	486
Unit-based awards amortization and vesting	—	399	—	—	—	399	—	399
Comprehensive income from unconsolidated investment and other	—	—	10	—	1,005	1,015	—	1,015
Balance at March 31, 2019	12,261	$378,140	$5,476	$66,816	$(2,457)	$447,975	$(2,935)	$445,040

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

The following tables present NRP's unaudited business results by segment for the three months ended March 31, 2020 and 2019 and December 31, 2019:

	Operating Segments
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
For the Three Months Ended March 31, 2020
Revenues	$33,942	$6,272	$—	$40,214
Gain on asset sales and disposals	—	—	—	—
Total revenues and other income	$33,942	$6,272	$—	$40,214
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$26,744	$6,256	$(14,221)	$18,779
Adjusted EBITDA (1)	$28,756	$7,089	$(3,913)	$31,932
Cash flow provided by (used in) continuing operations:
Operating activities	$30,556	$7,089	$(7,490)	$30,155
Investing activities	$272	$—	$—	$272
Financing activities	$—	$—	$(28,186)	$(28,186)
Distributable cash flow (1) (2)	$30,828	$7,089	$(7,490)	$30,361
Free cash flow (1)	$30,828	$7,089	$(7,490)	$30,427

For the Three Months Ended March 31, 2019
Revenues	$55,103	$11,682	$—	$66,785
Gain on asset sales and disposals	256	—	—	256
Total revenues and other income	$55,359	$11,682	$—	$67,041
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$42,607	$11,682	$(18,524)	$35,765
Adjusted EBITDA (1)	$46,999	$9,800	$(4,350)	$52,449
Cash flow provided by (used in) continuing operations:
Operating activities	$42,916	$9,800	$(29,884)	$22,832
Investing activities	$697	$—	$—	$697
Financing activities	$—	$—	$(99,852)	$(99,852)
Distributable cash flow (1) (2)	$43,613	$9,800	$(29,884)	$23,139
Free cash flow (1)	$43,357	$9,800	$(29,884)	$23,273

For the Three Months Ended December 31, 2019
Revenues	$41,571	$10,256	$—	$51,827
Loss on asset sales and disposals	(111)	—	—	(111)
Total revenues and other income	$41,460	$10,256	$—	$51,716
Asset impairments	$147,730	$—	$—	$147,730
Net income (loss) from continuing operations	$(115,355)	$10,230	$(14,323)	$(119,448)
Adjusted EBITDA (1)	$35,561	$6,344	$(3,931)	$37,974
Cash flow provided by (used in) continuing operations:
Operating activities	$39,042	$6,344	$(25,992)	$19,394
Investing activities	$259	$—	$—	$259
Financing activities	$—	$—	$(33,551)	$(33,551)
Distributable cash flow (1) (2)	$39,323	$6,344	$(25,992)	$19,602
Free cash flow (1)	$39,412	$6,344	$(25,992)	$19,764

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Operating Statistics - Coal Royalty and Other
	For the Three Months Ended
	March 31,		December 31,
(In thousands, except per ton data)	2020	2019	2019
Coal sales volumes (tons)
Appalachia
Northern (1)	327	859	686
Central	2,933	3,422	2,908
Southern	222	348	498
Total Appalachia	3,482	4,629	4,092
Illinois Basin	505	560	555
Northern Powder River Basin	527	856	1,057
Total coal sales volumes	4,514	6,045	5,704
Coal royalty revenue per ton
Appalachia
Northern (1)	$1.81	$4.71	$0.88
Central	4.83	6.03	4.58
Southern	4.16	8.61	5.96
Illinois Basin	4.35	4.77	4.53
Northern Powder River Basin	4.13	2.61	2.33
Combined average coal royalty revenue per ton	4.44	5.39	3.84
Coal royalty revenues
Appalachia
Northern (1)	$593	$4,045	$602
Central	14,173	20,644	13,332
Southern	923	2,997	2,965
Total Appalachia	15,689	27,686	16,899
Illinois Basin	2,199	2,670	2,516
Northern Powder River Basin	2,177	2,231	2,462
Unadjusted coal royalty revenues	20,065	32,587	$21,877
Coal royalty adjustment for minimum leases	(963)	(456)	174
Total coal royalty revenues	$19,102	$32,131	$22,051
Other revenues
Production lease minimum revenues	$802	$2,700	$2,737
Minimum lease straight-line revenues	3,809	3,316	3,758
Property tax revenues	1,599	1,433	1,871
Wheelage revenues	2,204	1,415	845
Coal overriding royalty revenues	1,322	3,975	3,333
Lease amendment revenues	843	771	1,271
Aggregates royalty revenues	576	1,464	610
Oil and gas royalty revenues	1,103	1,719	456
Other revenues	73	578	100
Total other revenues	$12,331	$17,371	$14,981
Coal royalty and other	$31,433	$49,502	$37,032
Transportation and processing services revenues	2,509	5,601	4,539
Gain (loss) on asset sales and disposals	—	256	(111)
Total Coal Royalty and Other segment revenues and other income	$33,942	$55,359	$41,460

(1)	Northern Appalachia includes NRP's Hibbs Run property that has significant sales volumes, but a low fixed rate per ton.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Adjusted EBITDA

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
For the Three Months Ended March 31, 2020
Net income (loss) from continuing operations	$26,744	$6,256	$(14,221)	$18,779
Less: equity earnings from unconsolidated investment	—	(6,272)	—	(6,272)
Add: total distributions from unconsolidated investment	—	7,105	—	7,105
Add: interest expense, net	—	—	10,308	10,308
Add: depreciation, depletion and amortization	2,012	—	—	2,012
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$28,756	$7,089	$(3,913)	$31,932

For the Three Months Ended March 31, 2019
Net income (loss) from continuing operations	$42,607	$11,682	$(18,524)	$35,765
Less: equity earnings from unconsolidated investment	—	(11,682)	—	(11,682)
Add: total distributions from unconsolidated investment	—	9,800	—	9,800
Add: interest expense, net	—	—	14,174	14,174
Add: depreciation, depletion and amortization	4,392	—	—	4,392
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$46,999	$9,800	$(4,350)	$52,449

For the Three Months Ended December 31, 2019
Net income (loss) from continuing operations	$(115,355)	$10,230	$(14,323)	$(119,448)
Less: equity earnings from unconsolidated investment	—	(10,256)	—	(10,256)
Add: total distributions from unconsolidated investment	—	6,370	—	6,370
Add: interest expense, net	—	—	10,392	10,392
Add: depreciation, depletion and amortization	3,186	—	—	3,186
Add: asset impairments	147,730	—	—	147,730
Adjusted EBITDA	$35,561	$6,344	$(3,931)	$37,974

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Distributable Cash Flow and Free Cash Flow

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
For the Three Months Ended March 31, 2020
Net cash provided by (used in) operating activities of continuing operations	$30,556	$7,089	$(7,490)	30,155
Add: proceeds from asset sales and disposals	—	—	—	—
Add: proceeds from sale of discontinued operations	—	—	—	(66)
Add: return of long-term contract receivable	272	—	—	272
Distributable cash flow	$30,828	$7,089	$(7,490)	$30,361
Less: proceeds from asset sales and disposals	—	—	—	—
Less: proceeds from sale of discontinued operations	—	—	—	66
Less: expansion capital expenditures	—	—	—	—
Free cash flow	$30,828	$7,089	$(7,490)	$30,427

For the Three Months Ended March 31, 2019
Net cash provided by (used in) operating activities of continuing operations	$42,916	$9,800	$(29,884)	$22,832
Add: proceeds from asset sales and disposals	256	—	—	256
Add: proceeds from sale of discontinued operations	—	—	—	(390)
Add: return of long-term contract receivable	441	—	—	441
Distributable cash flow	$43,613	$9,800	$(29,884)	$23,139
Less: proceeds from asset sales and disposals	(256)	—	—	(256)
Less: proceeds from sale of discontinued operations	—	—	—	390
Less: expansion capital expenditures	—	—	—	—
Free cash flow	$43,357	$9,800	$(29,884)	$23,273

For the Three Months Ended December 31, 2019
Net cash provided by (used in) operating activities of continuing operations	$39,042	$6,344	$(25,992)	$19,394
Add: proceeds from asset sales and disposals	(111)	—	—	(111)
Add: proceeds from sale of discontinued operations	—	—	—	(73)
Add: return of long-term contract receivable	392	—	—	392
Distributable cash flow	$39,323	$6,344	$(25,992)	$19,602
Less: proceeds from asset sales and disposals	111	—	—	111
Less: proceeds from sale of discontinued operations	—	—	—	73
Less: expansion capital expenditures	(22)	—	—	(22)
Free cash flow	$39,412	$6,344	$(25,992)	$19,764

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

LTM Free Cash Flow and Cash Flow Cushion

	For the Three Months Ended
(In thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	Last 12 Months
Net cash provided by operating activities of continuing operations	$53,359	$41,734	$19,394	$30,155	$144,642
Add: proceeds from asset sales and disposals	247	6,108	(111)	—	6,244
Add: proceeds from sale of discontinued operations	(44)	(122)	(73)	(66)	(305)
Add: return of long-term contract receivable	451	459	392	272	1,574
Distributable cash flow	$54,013	$48,179	$19,602	$30,361	$152,155
Less: proceeds from asset sales and disposals	(247)	(6,108)	111	—	(6,244)
Less: proceeds from sale of discontinued operations	44	122	73	66	305
Less: expansion capital expenditures	—	—	(22)	—	(22)
Free cash flow	$53,810	$42,193	$19,764	$30,427	$146,194
Add (less): free cash flow provided by (used by) discontinued operations	234	(359)	(4)	1,706	1,577
Free cash flow including discontinued operations	$54,044	$41,834	$19,760	$32,133	$147,771
Add (less): free cash flow used by (provided by) discontinued operations	(234)	359	4	(1,706)	(1,577)
Free cash flow excluding discontinued operations	$53,810	$42,193	$19,764	$30,427	$146,194
Less: mandatory Opco debt repayments	(2,365)	(8,276)	(20,335)	(16,696)	(47,672)
Less: preferred unit distributions	(7,500)	(7,500)	(7,500)	(7,500)	(30,000)
Less: common unit distributions	(16,265)	(5,630)	(5,630)	(5,630)	(33,155)
Cash flow cushion	$27,680	$20,787	$(13,701)	$601	$35,367

Leverage Ratio

	For the Three Months Ended
(In thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	Last 12 Months
Net income (loss) from continuing operations	$19,106	$39,163	$(119,448)	$18,779	$(42,400)
Less: equity earnings from unconsolidated investment	(11,333)	(13,818)	(10,256)	(6,272)	(41,679)
Add: total distributions from unconsolidated investment	9,310	6,370	6,370	7,105	29,155
Add: interest expense, net	12,456	10,431	10,392	10,308	43,587
Add: loss on extinguishment of debt	29,282	—	—	—	29,282
Add: depreciation, depletion and amortization	3,970	3,384	3,186	2,012	12,552
Add: asset impairments	—	484	147,730	—	148,214
Adjusted EBITDA	$62,791	$46,014	$37,974	$31,932	$178,711
Debt—at March 31, 2020					$507,359
Leverage Ratio (1)					2.8	x

(1)	Leverage Ratio is calculated as the outstanding principal of NRP's debt as of March 31, 2020 divided by the last twelve months' Adjusted EBITDA.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Return on Capital Employed ("ROCE")
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
LTM Ended March 31, 2020
Net income (loss) from continuing operations	$5,348	$41,414	$(89,162)	$(42,400)
Financing costs	—	—	74,851	74,851
Return	$5,348	$41,414	$(14,311)	$32,451

As of March 31, 2019
Total assets of continuing operations	$1,001,385	$249,936	$19,852	$1,271,173
Less: total current liabilities of continuing operations excluding current debt	(11,081)	—	(5,843)	(16,924)
Less: total long-term liabilities of continuing operations excluding long-term debt	(56,814)	—	(379)	(57,193)
Capital employed excluding discontinued operations	$933,490	$249,936	$13,630	$1,197,056

Total partners' capital (1)	$936,425	$249,936	$(738,658)	$447,975
Less: non-controlling interest	(2,935)	—	—	(2,935)
Less: partners' capital from discontinued operations	—	—	—	(272)
Total partners' capital excluding discontinued operations	$933,490	$249,936	$(738,658)	$444,768
Class A convertible preferred units	—	—	164,587	164,587
Debt	—	—	587,701	587,701
Capital employed excluding discontinued operations	$933,490	$249,936	$13,630	$1,197,056

ROCE excluding discontinued operations	0.6%	16.6%	N/A	2.7%

Excluding asset impairments:
Return	$5,348	$41,414	$(14,311)	$32,451
Add: asset impairments	148,214	—	—	148,214
Return excluding asset impairments	$153,562	$41,414	$(14,311)	$180,665

ROCE excluding discontinued operations and asset impairments	16.5%	16.6%	N/A	15.1%

(1)	Total partners' capital includes $0.3 million from discontinued operations.

Change in Common Unitholders' Equity Excluding Asset Impairments Attributable to Common Unitholders
(In thousands)

Q1 2020 Common unitholders' equity	$273,847
Q1 2019 Common unitholders' equity	378,140
LTM Change in common unitholders' equity	$(104,293)

LTM Asset impairments	$148,214
LTM Asset impairments attributable to common unitholders	$145,250

LTM Change in common unitholders' equity excluding asset impairments attributable to common unitholders	$40,957

-end-